UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-07391

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  October 31, 2007

Date of reporting period:    April 30, 2007


ITEM 1.        REPORTS TO STOCKHOLDERS




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      SEMI-ANNUAL REPORT
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AllianceBernstein Global Strategic Income Trust

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                                                       Semi-Annual Report

                                                                 April 30, 2007

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                                     [LOGO]
                               AllianceBernstein
                                  Investments

                          Investment Products Offered
                       ---------------------------------
                             o Are Not FDIC Insured
                             o May Lose Value
                             o Are Not Bank Guaranteed
                       ---------------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 25, 2007

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Global Strategic Income Trust (the "Fund") for the semi-annual reporting period ended April 30, 2007.

Investment Objective and Policies

This open-end Fund's investment objective is to generate current income consistent with preservation of capital. The Fund invests in a portfolio of fixed-income securities of U.S. and non-U.S. companies and U.S. government and non-U.S. government securities and supranational entities, including lower-rated securities. Under normal circumstances, the Fund invests at least 65% of its net assets in fixed-income securities of issuers located in at least three countries, one of which may be the United States. The Fund limits its investments in the securities of any one foreign government to 25% of its total assets. The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund's investments in U.S. government securities and other fixed-income securities may include mortgage-related securities, other asset-backed securities, inflation-protected securities and zero coupon securities. The Fund may make use of borrowings for investment purposes. The Fund will maintain at least 65% of its total assets in investment-grade securities. Its other investments will include below-investment-grade securities such as corporate high yield fixed-income securities, sovereign debt obligations and fixed-income securities of issuers located in emerging markets. The Fund may invest, without limit, in derivatives, such as options, futures, forwards and swaps.

Investment Results

The table on page 5 shows the Fund's performance compared to its benchmark, the Lehman Brothers (LB) Global Aggregate Bond Index (U.S. dollar hedged) for the six- and 12-month periods ended April 30, 2007. Also included in the table are returns for Fund's peer group, as represented by the Lipper Multi-Sector Income Funds Average (the "Lipper Average"). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. For an additional comparison, returns for the three-month London Inter-bank Offering Rate (LIBOR), are also included.

The Fund's Class A shares, unadjusted for sales charges, outperformed both its benchmark and the Lipper Average for both the six- and 12-month periods ended April 30, 2007. In January of 2007, proceeds were received and credited to the Fund resulting from the WorldCom class action settlement. The addition of these proceeds was a significant contributor to the Fund's outperformance for both the six- and 12-month reporting periods.

The Fund's exposure to emerging market debt, particularly local currency debt, also added to the Fund's outperformance for both the six- and 12-month reporting periods. The Fund's developed-market currency exposure to Australia, New Zealand and the U.K., as well as exposure to high yield corporates and bank loan holdings, were also positives for both reporting periods. The Fund's underweight to government debt in Europe and the

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                             ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 1

U.K. also contributed positively, as both regions underperformed.

Market Review and Investment Strategy

Most developed global bond returns hedged in U.S. dollars ("USD") were positive, albeit tepid, for the six-month reporting period. The tightening trend among global central banks in developed economies continued throughout this period, dampening overall Fund returns. During the six-month period, the Euro area, U.K. and Japan all raised their official rates while the U.S. Federal Reserve (the "Fed") held rates steady. Both Japan, returning 3.71% and the U.S., returning 2.19% outperformed among the major countries, according to Lehman Brothers. The U.S. outperformed as short and intermediate U.S. yields fell and the curve between the two- and 30-year U.S. Treasury yields steepened in anticipation of the Fed easing rates later this year. Consumer credit concerns in the U.S. roiled the subprime mortgage sector, though no widespread effect was evident. European countries returned 0.22% as the European Central Bank ("ECB") continued to tighten. The U.K. posted the weakest government returns at -2.28%, dampened by strong economic growth and expectations of further rate hikes.

Subprime mortgage weakness, leveraged buy out ("LBO") concerns and a deteriorating housing market all weighed on U.S. investment-grade corporate bonds. Investment-grade corporates posted a relatively modest return of 2.78%. Within the investment-grade universe, lower-rated BBB credit outperformed the higher-rated quality tiers during the six-month reporting period. Intermediate credit returned 1.63% outperforming long credit, which returned 0.24% as longer maturity securities were adversely impacted by rising long-term rates.

The high yield corporate debt market posted the strongest results within fixed-income asset classes at 6.88%. High yield continued to be supported by a low default risk environment, strong investor demand for yield and a decline in new issuance. According to Lehman Brothers, high yield bank loan debt was also positive for the period, posting a return of 3.98%. The emerging market debt class posted a solid return of 5.29%, supported by solid global growth, strong investor demand and ample financial-market liquidity. Emerging market debt in local currency terms (unhedged in USD) posted even stronger results at 11.33%, due to strong local currencies and falling interest rates. Brazil, the Fund's largest local currency holding, significantly outperformed, posting a strong return of 22.55%.

During the six-month reporting period, the Fund continued to take less absolute risk. Flat yield curves and narrow spreads globally signaled that investors were not being adequately compensated for taking risk. Within the Fund's developed government debt holdings, The Fund's Global Fixed Income Investment Team and Global Credit Investment Team (the "Teams") continued to underweight Europe and the U.K., with a market weight in the U.S. Rising official rates and a downwardly sloping yield curve made U.K. debt relatively unattractive.

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2 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Robust growth and expectations of further rate increases also led the Teams to underweight the Euro area. The Fund also continued to hold local Mexican debt as well as an overweight to South Korea. Currency exposure favored within the Fund included Australia, New Zealand and the U.K.

The Fund also maintained an allocation to investment-grade corporate bonds as well as a small position in high yield corporate bonds. Within the Fund's corporate debt allocation, the Teams maintained a cautious posture given what they perceived as insufficient compensation for assuming risk at a time of a flat or inverted U.S. yield curve and narrow spreads. The Fund also had an allocation to bank loan debt, which offered attractive return potential.

Within the Fund's emerging market allocation, Brazil, Argentina, Peru and Panama were favored. Like most Latin American countries, Brazil benefited from a virtuous cycle of robust net exports, capital inflows, and prudent fiscal and monetary policy. Brazil has shown impressive progress in building dollar reserves and has made great strides in decreasing its external and sovereign debt ratios, two of the most critical factors for advancing to investment grade. Argentina continued to be supported by strong growth (8.6% in the fourth quarter of 2007), fiscal surplus and robust trade with their economy benefiting from soft commodity prices. Peru has benefited from strong economic growth and progress in building dollar reserves and decreasing its external and sovereign debt ratios. Panama was supported by a strengthening economy and canal-related fees, services and expansion. Also within the Fund, holdings in Ecuador were eliminated due to political risk in that country.

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                             ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 3

                                                          Historical Performance
--------------------------------------------------------------------------------

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Lehman Brothers (LB) Global Aggregate Bond Index (U.S. dollar hedged) nor the unmanaged three-month LIBOR reflects fees and expenses associated with the active management of a mutual fund portfolio. The LB Global Aggregate Index provides a broad-based measure of the international investment-grade bond market. The index combines the LB U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global Treasury Index. The three-month LIBOR is one of the most widely-used interest rates in the fixed-income universe. It is often the base for bond issues from corporates and countries, both fixed- and floating-rate notes. The Three-month LIBOR is also the key rate for the floating-rate leg of interest rate swaps. Eurodollar futures, the most traded futures in the world, are based on Three-month LIBOR. The Lipper Multi-Sector Income Funds Average consisted of 131 funds and 126 funds for the six- and 12-month periods ended April 30, 2007, respectively. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund can invest in foreign securities, including in emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the Fund's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. The Fund can invest a portion of its assets in the securities of a single issuer, a single region, a single foreign country and may invest up to 35% of its assets in below-investment-grade securities which may present greater risk. The Fund may use leverage which may increase fluctuation caused by changes in interest rates or bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Fund. Fund purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Fund may invest in high yield bonds, otherwise known as "junk bonds", which involves a greater risk of default and price volatility than other bonds. Investing in below-investment-grade securities presents special risks, including credit risk. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.

(Historical Performance continued on next page)

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4 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Historical Performance
--------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)

--------------------------------------------------------------------------------

                                                         -----------------------
                                                                 Returns
THE FUND VS. ITS BENCHMARK                               -----------------------
PERIODS ENDED APRIL 30, 2007                             6 Months      12 Months
--------------------------------------------------------------------------------
AllianceBernstein Global Strategic Income Trust
   Class A                                                  7.89%          9.92%
--------------------------------------------------------------------------------
   Class B                                                  7.37%          9.11%
--------------------------------------------------------------------------------
   Class C                                                  7.39%          9.13%
--------------------------------------------------------------------------------
   Advisor Class*                                           7.94%         10.26%
--------------------------------------------------------------------------------
   Class R*                                                 7.70%          9.70%
--------------------------------------------------------------------------------
   Class K*                                                 7.80%          9.82%
--------------------------------------------------------------------------------
   Class I*                                                 8.03%         10.23%
--------------------------------------------------------------------------------
Lehman Brothers Global Aggregate Bond Index
   (USD Hedged)                                             1.88%          6.26%
--------------------------------------------------------------------------------
Lipper Multi-Sector Income Funds Average                    4.67%          8.49%
--------------------------------------------------------------------------------
Three-month LIBOR                                           2.69%          5.40%
--------------------------------------------------------------------------------
* Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

--------------------------------------------------------------------------------

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

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                             ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 5

                                                          Historical Performance
--------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2007

--------------------------------------------------------------------------------
                                    NAV Returns   SEC Returns   SEC Yields**

Class A Shares
1 Year                                 9.92%         5.27%         2.97%
5 Years                                8.39%         7.47%
10 Years                               6.38%         5.92%

Class B Shares
1 Year                                 9.11%         5.11%         2.36%
5 Years                                7.61%         7.61%
10 Years                               5.95%         5.95%

Class C Shares
1 Year                                 9.13%         8.13%         2.39%
5 Years                                7.62%         7.62%
10 Years                               5.64%         5.64%

Advisor Class Shares+
1 Year                                10.26%        10.26%         3.40%
5 Years                                8.71%         8.71%
Since Inception*                       6.08%         6.08%

Class R Shares+
1 Year                                 9.70%         9.70%         2.90%
Since Inception*                       6.57%         6.57%

Class K Shares+
1 Year                                 9.82%         9.82%         3.12%
Since Inception*                       6.84%         6.84%

Class I Shares+
1 Year                                10.23%        10.23%         3.53%
Since Inception*                       7.21%         7.21%

The Fund's total annual operating expense ratios are 1.78%, 2.50%, 2.49%, 1.49%, 2.03%, 1.80%, and 1.46% for Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I, per the prospectus, gross of any fee waivers or expense reimbursments.

* Inception dates: 12/18/97 for Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

** SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2007.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

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6 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Historical Performance
--------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)

--------------------------------------------------------------------------------
                                                                 SEC Returns

Class A Shares
1 Year                                                              5.19%
5 Years                                                             7.39%
10 Years                                                            6.04%

Class B Shares
1 Year                                                              5.05%
5 Years                                                             7.54%
10 Years                                                            6.07%

Class C Shares
1 Year                                                              8.08%
5 Years                                                             7.55%
10 Years                                                            5.76%

Advisor Class Shares+
1 Year                                                             10.20%
5 Years                                                             8.66%
Since Inception*                                                    6.05%

Class R Shares+
1 Year                                                              9.63%
Since Inception*                                                    6.48%

Class K Shares+
1 Year                                                              9.76%
Since Inception*                                                    6.70%

Class I Shares+
1 Year                                                             10.29%
Since Inception*                                                    7.13%

* Inception dates: 12/18/97 for Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

+ Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 4.

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                             ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 7

                                                                   Fund Expenses
--------------------------------------------------------------------------------

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                     Beginning                     Ending
                   Account Value                Account Value            Expenses Paid
                  November 1, 2006             April 30, 2007            During Period*
                ---------------------   --------------------------   ----------------------
                Actual   Hypothetical     Actual     Hypothetical**   Actual   Hypothetical
                ------   ------------   ----------   -------------   -------   ------------
Class A         $1,000      $1,000       $1,078.94      $1,016.48     $ 8.66      $ 8.40
-------------------------------------------------------------------------------------------
Class B         $1,000      $1,000       $1,073.68      $1,012.74     $12.49      $12.13
-------------------------------------------------------------------------------------------
Class C         $1,000      $1,000       $1,073.86      $1,012.89     $12.34      $11.98
-------------------------------------------------------------------------------------------
Advisor Class   $1,000      $1,000       $1,079.37      $1,017.95     $ 7.11      $ 6.90
-------------------------------------------------------------------------------------------
Class R         $1,000      $1,000       $1,077.03      $1,015.37     $ 9.78      $ 9.49
-------------------------------------------------------------------------------------------
Class K         $1,000      $1,000       $1,077.95      $1,016.41     $ 8.71      $ 8.45
-------------------------------------------------------------------------------------------
Class I         $1,000      $1,000       $1,080.34      $1,018.50     $ 6.55      $ 6.36
-------------------------------------------------------------------------------------------

* Expenses are equal to the classes' annualized expense ratios of 1.68%, 2.43%, 2.40%, 1.38%, 1.90%, 1.69% and 1.27%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**    Assumes 5% return before expenses.

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8 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Portfolio Summary
--------------------------------------------------------------------------------

PORTFOLIO SUMMARY
April 30, 2007 (unaudited)

PORTFOLIO STATISTICS
Net Assets ($mill): $81.8


SECURITY TYPE BREAKDOWN*

44.0%  Sovereigns
 9.6%  Bank Loans
 8.9%  Fixed Rate 30-Years
 8.7%  Corporates
 7.4%  Agency ARMS
 5.9%  Non-Agency Fixed Rate CMBS                 [PIE CHART OMITTED]
 4.3%  Home Equity Loans Floating Rates
 2.5%  Agency Adjustable Rates
 2.0%  Inflation-Linked Securities
 2.0%  Non-Agency Fixed Rates
 1.7%  Non-Agency ARMS
 1.2%  Non-Agency Adjustable Rates
 1.6%  Other

 0.2%  Short-Term


COUNTRY BREAKDOWN*

48.4%  United States
11.5%  Japan
 7.7%  Sweden
 5.8%  Mexico
 4.6%  Norway
 3.9%  United Kingdom                             [PIE CHART OMITTED]
 3.1%  Australia
 2.9%  New Zealand
 2.0%  Republic of (South) Korea
 1.8%  Poland
 1.8%  Brazil
 6.3%  Other

 0.2%  Short-Term

* All data are as of April 30, 2007. The Fund's security type and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" Security Type weightings represent less than 1.2% weightings in the following security types: Other Floating Rates, Home Equity Loans Fixed Rates, Non-Agency Adjustable Rate CMBS and Municipal Bonds. "Other" country weightings represent less than 1.8% weightings in the following countries: Argentina, Canada, Indonesia, Ireland, Netherlands, Panama, Peru, Russia and Turkey.

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                             ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 9

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
April 30, 2007 (unaudited)

                                                       Principal
                                                          Amount
                                                           (000)   U.S. $ Value
--------------------------------------------------------------------------------

SOVEREIGNS-42.9%

Argentina-1.0%
Republic of Argentina
   5.475%, 8/03/12(a)(b) .....................   US$         856     $  817,914
                                                                     ----------
Australia-3.0%
Government of Australia
   Series 1007
   10.00%, 10/15/07 ..........................   AUD       2,925      2,470,648
                                                                     ----------
Brazil-1.6%
Republic of Brazil
   8.25%, 1/20/34 ............................   US$         331        425,335
   12.50%, 1/05/16(a) ........................             1,559        911,483
                                                                     ----------
                                                                      1,336,818
                                                                     ----------
Indonesia-0.6%
Indonesia Rupiah Credit Linked Note
   12.90%, 6/17/22 ...........................   IDR   3,656,000        483,000
                                                                     ----------
Japan-9.3%
Japan Government Five Year Bond
   Series 32
   0.70%, 9/20/08 ............................   JPY     908,100      7,596,674
                                                                     ----------
Mexico-5.6%
Mexican Bonos
   Series MI10
   8.00%, 12/19/13 ...........................   MXN      34,000      3,150,542
   9.50%, 12/18/14 ...........................            14,400      1,449,838
                                                                     ----------
                                                                      4,600,380
                                                                     ----------
New Zealand-2.8%
New Zealand Government Bond
   Series 708
   6.00%, 7/15/08 ............................   NZD       3,170      2,312,687
                                                                     ----------
Norway-4.5%
Government of Norway
   5.50%, 5/15/09 ............................   NOK      21,736      3,695,840
                                                                     ----------
Panama-0.5%
Republic of Panama
   9.625%, 2/08/11 ...........................   US$         375        427,500
                                                                     ----------
Peru-0.7%
Peru Bono Soberano
   8.20%, 8/12/26 ............................   PEN          14          5,466
   12.25%, 8/10/11 ...........................               600        236,993

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10 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Portfolio of Investments
--------------------------------------------------------------------------------

                                                       Principal
                                                          Amount
                                                           (000)   U.S. $ Value
--------------------------------------------------------------------------------

Peru Government International Bond
   Series 20YR
   6.125%, 3/07/17(c) ........................   US$         310    $   309,520
                                                                    -----------
                                                                        551,979
                                                                    -----------
Poland-1.8%
Republic of Poland
   Series 0511
   4.25%, 5/24/11 ............................   PLN       4,203      1,476,015
                                                                    -----------
Republic of (South) Korea-2.0%
HSBC Bank USA NA
   5.00%, 9/10/16(d) .........................   US$       1,623      1,595,405
                                                                    -----------
Russia-0.9%
Russian Ministry of Finance
   Series VII
   3.00%, 5/14/11(a) .........................               702        684,450
                                                                    -----------
Sweden-6.5%
Government of Sweden
   Series 1043
   5.00%, 1/28/09 ............................   SEK      34,970      5,307,571
                                                                    -----------
Turkey-0.2%
Turkey Government Bond
   Zero Coupon, 11/26/08 .....................   TRY         310        171,664
                                                                    -----------
United Kingdom-1.9%
United Kingdom Gilt
   7.25%, 12/07/07 ...........................   GBP         753      1,519,853
                                                                    -----------
Total Sovereigns
   (cost $33,708,495) ........................                       35,048,398
                                                                    -----------
BANK LOANS-9.4%
Best Brands Corp.
   8.12%, 12/18/12 ...........................   US$         500        500,000
Blue Pearl USA Ltd.
   10.07-10.11%, 9/30/12 .....................               470        476,898
Dean Foods Company
   6.875%, 4/02/14 ...........................               500        500,670
FirstLight Power Resources, Inc.
   9.875%, 4/15/13 ...........................             1,000      1,011,250
GPS CCMP Merger Corp.
   7.85%, 10/31/13 ...........................               495        494,173
Infrastrux Group, Inc.
   3.25-8.57%, 11/03/12 ......................               498        497,659

--------------------------------------------------------------------------------
                            ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 11

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

                                                       Principal
                                                          Amount
                                                           (000)   U.S. $ Value
--------------------------------------------------------------------------------

IPC Systems, Inc.
   7.85%, 9/28/13 ............................   US$         498     $  499,988
Level 3 Financing, Inc.
   7.61%, 2/13/14 ............................               500        502,290
MGM Holdings II
   8.60%, 3/15/12 ............................               495        494,767
North Las Vegas
   8.10%, 4/20/11 ............................                79         78,635
   12.35%, 4/20/12 ...........................               500        497,500
PGT Industries, Inc.
   8.36%, 2/14/12 ............................               373        374,821
Sorenson Communications, Inc.
   7.86%, 4/06/14 ............................               500        501,250
Talecris Biotherapeutics Holdings Corp.
   8.86%, 12/01/13 ...........................               499        502,491
United Subcontractors, Inc.
   8.12%, 12/27/12 ...........................               741        733,834
                                                                     ----------
Total Bank Loans
   (cost $7,658,599) .........................                        7,666,226
                                                                     ----------
FIXED RATE 30-YEARS-8.7%
Federal National Mortgage
   Association-6.4%
   Series 2003
   5.50%, 6/01/33 ............................             1,684      1,669,675
   Series 2005
   5.50%, 2/01/35(a) .........................             3,649      3,615,792
                                                                     ----------
                                                                      5,285,467
                                                                     ----------
Federal Home Loan Mortgage
   Corp.-2.3%
   Series 2007
   7.00%, 2/01/37 ............................             1,811      1,866,846
                                                                     ----------
Total Fixed Rate 30-Years
   (cost $7,162,462) .........................                        7,152,313
                                                                     ----------
CORPORATES-8.6%
Canada-0.3%
Abitibi-Consolidated, Inc.
   6.00%, 6/20/13(a) .........................               275        237,875
                                                                     ----------
Ireland-1.0%
Anglo Irish Bank Corp.
   4.352%, 6/25/14(b) ........................   EUR         600        823,513
                                                                     ----------

--------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Portfolio of Investments
--------------------------------------------------------------------------------

                                                       Principal
                                                          Amount
                                                           (000)   U.S. $ Value
--------------------------------------------------------------------------------

Netherlands-1.0%
ING Bank NV
   6.00%, 5/30/07 ............................   NLG         300     $  186,021
Koninklijke Philips Electronics NV
   5.75%, 5/16/08 ............................   EUR         470        650,034
                                                                     ----------
                                                                        836,055
                                                                     ----------
Sweden-1.0%
Skandinaviska Enskilda
   3.984%, 10/06/14(b) .......................               600        820,236
                                                                     ----------
United Kingdom-2.0%
Barclays Bank PLC
   Series 3
   6.263%, 12/31/49(b) .......................   GBP         500      1,000,009
Rentokil Initial PLC
   5.75%, 5/21/07 ............................   EUR         300        409,644
Vodafone Group PLC FRN
   4.358%, 1/13/12(b) ........................               150        205,911
                                                                     ----------
                                                                      1,615,564
                                                                     ----------
United States-3.3%
Altria Group, Inc.
   7.75%, 1/15/27 ............................   US$         150        179,464
Anz Capital Trust 111
   4.549%, 12/15/53(b) .......................   EUR         600        824,112
Aramark Corp.
   8.86%, 2/01/15(b)(d) ......................   US$         200        205,500
Countrywide Home Loans, Inc.
   4.293%, 11/24/08(b) .......................   EUR         300        409,897
Ford Motor Credit Co.
   4.95%, 1/15/08(a) .........................   US$         100         98,896
   6.625%, 6/16/08 ...........................               115        114,934
Genworth Financial, Inc.
   1.60%, 6/20/11(a) .........................   JPY      22,000        183,765
HCA, Inc.
   7.58%, 9/15/25(a) .........................   US$          65         57,117
Ipalco Enterprises, Inc.
   8.375%, 11/14/08(a) .......................               150        154,875
ITT Corp.
   7.375%, 11/15/15 ..........................               316        326,163
Liberty Mutual Group, Inc.
   7.80%, 3/15/37(d) .........................               105        105,542
                                                                     ----------
                                                                      2,660,265
                                                                     ----------
Total Corporates
   (cost $6,771,270) .........................                        6,993,508
                                                                     ----------

--------------------------------------------------------------------------------
                            ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 13

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

                                                       Principal
                                                          Amount
                                                           (000)   U.S. $ Value
--------------------------------------------------------------------------------

AGENCY ARMS-7.2%
Federal Home Loan Mortgage
   Corp.-5.0%
   Series 2006
   5.85%, 12/01/36(b) ........................   US$       2,264     $2,279,178
   6.189%, 12/01/36(b) .......................               583        590,696
   Series 2007
   5.957%, 2/01/37(b) ........................               600        604,997
   6.125%, 3/01/37(b) ........................               600        606,468
                                                                     ----------
                                                                      4,081,339
                                                                     ----------
Federal National Mortgage
   Association-2.2%
   6.052%, 2/01/37(b) ........................               402        407,529
   Series 2005
   4.172%, 3/01/35(b) ........................               648        648,268
   Series 2006
   5.863%, 11/01/36(b) .......................               753        760,579
                                                                     ----------
                                                                      1,816,376
                                                                     ----------
Total Agency ARMS
   (cost $5,890,575) .........................                        5,897,715
                                                                     ----------
NON-AGENCY FIXED RATE CMBS-5.8%
Banc of America Commercial Mortgage, Inc.
   Series 2006-6, Class A2
   5.309%, 10/10/45 ..........................               420        421,592
Bear Stearns Commercial Mortgage
   Securities
   Series 2002-TOP6, Class A2
   6.46%, 10/15/36 ...........................               480        503,323
Citigroup Commercial Mortgage Trust
   Series 2004-C1, Class A4
   5.529%, 4/15/40(c) ........................               790        800,257
Commercial Mortgage Pass Through
   Certificates
   Series 2006-C8, Class A2B
   5.248%, 12/10/46 ..........................               580        580,969
JP Morgan Chase Commercial Mortgage
   Securities Corp.
   Series 2006-CB15, Class A4
   5.814%, 6/12/43(c) ........................               830        854,576
LB-UBS Commercial Mortgage Trust
   Series 2006-C4, Class A4
   6.097%, 6/15/38(c) ........................               755        786,703
Merrill Lynch/Countrywide Commercial
   Mortgage Trust
   Series 2006-1, Class A2
   5.439%, 2/12/39(c) ........................               790        796,217
                                                                     ----------

Total Non-Agency Fixed Rate CMBS
   (cost $4,740,449) .........................                        4,743,637
                                                                     ----------

--------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Portfolio of Investments
--------------------------------------------------------------------------------

                                                       Principal
                                                          Amount
                                                           (000)   U.S. $ Value
--------------------------------------------------------------------------------

HOME EQUITY LOANS FLOATING RATES-4.2%
United States-4.2%
ACE Securities Corp.
   Series 2007-HE2, Class M1
   5.64%, 12/25/36(b) ..............................    US$  160     $  159,450
Bear Stearns Asset Backed Securities, Inc.
   Series 2007-HE3, Class M1
   5.77%, 4/25/37(b) ...............................         175        175,595
BNC Mortgage Loan Trust
   Series 2007-1, Class M1
   5.56%, 3/25/37(b) ...............................         200        198,952
Credit-Based Asset Servicing and
   Securitization LLC
   Series 2006-CB8, Class M1
   5.57%, 10/25/36(b) ..............................         160        158,995
HFC Home Equity Loan Asset Backed
   Certificates
   Series 2006-1, Class M1
   5.60%, 1/20/36(b) ...............................         293        291,924
Lehman XS Trust
   Series 2006-18N, Class M2
   5.73%, 12/25/36(b) ..............................         415        412,224
   Series 2007-2N, Class M1
   5.66%, 2/25/37(b) ...............................         395        392,278
LXS 2007-4n M1
   5.77%, 3/25/47 ..................................         400        399,936
Mabs 2006-nc3 M1
   Series 2006-NC3, Class M1
   5.55%, 10/25/36(b) ..............................         200        198,864
Option One Mortgage Loan Trust
   Series 2007-2, Class M1
   5.68%, 3/25/37(b) ...............................         135        134,673
Residential Asset Securities Corp.
   Series 2007-KS3, Class M1S
   5.72%, 4/25/37(b) ...............................         400        400,188
Wells Fargo Home Equity Trust
   Series 2004-1, Class 1A
   5.62%, 4/25/34(b) ...............................         504        504,698
                                                                     ----------

Total Home Equity Loans Floating Rates
   (cost $3,434,700) ...............................                  3,427,777
                                                                     ----------

AGENCY ADJUSTABLE RATES-2.4%
Freddie Mac Reference REMIC
   Series 2006-R008, Class FK
   5.74%, 7/15/23(b) ...............................       1,190      1,195,344
Freddie Mac REMICS
   Series 2005-3067, Class FA
   5.67%, 11/15/35(b) ..............................         792        794,771
                                                                     ----------

Total Agency Adjustable Rates
   (cost $1,985,462) ...............................                  1,990,115
                                                                     ----------

--------------------------------------------------------------------------------
                            ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 15

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

                                                       Principal
                                                          Amount
                                                           (000)   U.S. $ Value
--------------------------------------------------------------------------------

INFLATION-LINKED SECURITIES-2.1%
Brazil-0.1%
Unibanco Grand Cayman
   8.70%, 2/11/10(d) ..............................  BRL     250     $  120,624
                                                                     ----------

Japan-2.0%
Government of Japan CPI Linked Bond
   Series 5
   0.80%, 9/10/15 .................................  JPY 197,000      1,616,788
                                                                     ----------

Total Inflation-Linked Securities
   (cost $1,777,460) ..............................                   1,737,412
                                                                     ----------

NON-AGENCY FIXED RATES-1.9%
Countrywide Alternative Loan Trust
   Series 2006-J8, Class A2
   6.00%, 2/25/37 .................................  US$     367        368,569
Merrill Lynch Mortgage Investors, Inc.
   Series 2005-A9, Class 2A1A
   5.159%, 12/25/35 ...............................          366        363,134
Morgan Stanley Mortgage Loan Trust
   Series 2006-11, Class 1A2
   6.354%, 8/25/36(c) .............................          200        200,738
Residential Accredit Loans, Inc.
   Series 2007-QS1, Class 1A1
   6.00%, 1/25/37 .................................          273        275,200
Wells Fargo Mortgage Backed Securities Trust
   Series 2006-AR11, Class A4
   5.526%, 8/25/36(c) .............................          363        361,843
                                                                     ----------

Total Non-Agency Fixed Rates
   (cost $1,567,503) ..............................                   1,569,484
                                                                     ----------

NON-AGENCY ARMS-1.6%
BAFC 2007-c 1a3
   5.763%, 5/20/47 ................................          405        405,152
Bear Stearns Alt-A Trust
   Series 2007-1, Class 21A1
   5.75%, 1/25/47 .................................          384        386,072
JP Morgan Alternative Loan Trust
   Series 2006-A4, Class A1
   5.95%, 9/25/36 .................................          529        535,125
                                                                     ----------

Total Non-Agency ARMS
   (cost $1,322,625) ..............................                   1,326,349
                                                                     ----------

--------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Portfolio of Investments
--------------------------------------------------------------------------------

                                                       Principal
                                                          Amount
                                                           (000)   U.S. $ Value
--------------------------------------------------------------------------------

NON-AGENCY ADJUSTABLE RATES-1.2%
Countrywide Alternative Loan Trust
   Series 2005-62, Class 2A1
   6.014%, 12/25/35(b) ............................      US$ 244       $242,853
   Series 2007-OA3, Class M1
   5.63%, 4/25/47(b) ..............................          120        118,856
Residential Accredit Loans, Inc.
   Series 2006-QO7, Class M1
   5.734%, 9/25/46(b) .............................          325        323,580
Washington Mutual, Inc.
   Series 2006-AR17, Class B1
   5.71%, 12/25/46(b) .............................          299        299,571
                                                                       --------

Total Non-Agency Adjustable Rates
   (cost $987,514) ................................                     984,860
                                                                       --------

OTHER FLOATING RATES-0.8%
United States-0.8%
Libertas Preferred Funding Ltd.
   Series 2007-3A, Class 2
   6.005%, 4/09/47(b)(d) ..........................          280        275,103
Topanga CDO Ltd.
   Series 2006-2A, Class A1
   5.80%, 12/10/46(b)(d) ..........................          350        348,642
                                                                       --------

Total Other Floating Rates
   (cost $624,957) ................................                     623,745
                                                                       --------

HOME EQUITY LOANS FIXED RATES-0.5%
United States-0.5%
Home Equity Mortgage Trust
   Series 2006-5, Class A1
   5.50%, 1/25/37 .................................          320        319,623
Nationstar Nim 2007-a A
   9.97%, 3/25/37(d) ..............................           69         68,737
                                                                       --------

Total Home Equity Loans Fixed Rates
   (cost $388,159) ................................                     388,360
                                                                       --------

NON-AGENCY ADJUSTABLE RATE CMBS-0.2%
Credit Suisse Mortgage Capital Certificates
   Series 2006-TF2A, Class SVD
   5.79%, 10/15/21(b)(d)
   (cost $190,000) ................................          190        190,000
                                                                       --------

MUNICIPAL BONDS-0.1%
United States-0.1%
Alameda Corridor Transportation Authority MBIA
   6.60%, 10/01/29
   (cost $117,529) ................................          100        112,607
                                                                       --------

--------------------------------------------------------------------------------
                            ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 17

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

                                                       Principal
                                                          Amount
                                                           (000)   U.S. $ Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS-0.2%
Treasury Bills-0.2%
New Zealand Treasury Bills
   Zero Coupon, 6/20/07
   (cost $127,065) .................................     NZD 176    $   129,051
                                                                    -----------

Total Investments-97.8%
   (cost $78,454,824) ..............................                 79,981,557
Other assets less liabilities-2.2% .................                  1,800,863
                                                                    -----------
Net Assets-100.0% ..................................                $81,782,420
                                                                    ===========

FINANCIAL FUTURES CONTRACTS (see Note D)

                                                                Value at      Unrealized
                         Number of   Expiration    Original     April 30,    Appreciation/
Type                     Contracts     Month        Value         2007      (Depreciation)
------------------------------------------------------------------------------------------
Purchased Contracts
US 5 Yr Note                16,000    June 2007   $1,697,000   $1,693,250      $(3,750)
Sold Contracts
Euro-Bobl Future            24,000    June 2007    3,562,392    3,529,640       32,752
JPN 10 Yr Bond           2,000,000    June 2007    2,246,809    2,248,985       (2,176)
US 10 Yr Treasury Note      16,000    June 2007    1,728,375    1,733,250       (4,875)
US 10 Yr Treasury Note      30,000    June 2007    3,240,938    3,249,844       (8,906)
US Treasury Bond             1,000    June 2007      112,812      111,750        1,062
                                                                               -------
                                                                               $17,857
                                                                               -------

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

                                           U.S. $      U.S. $
                             Contract     Value on    Value at      Unrealized
                              Amount    Origination   April 30,    Appreciation/
                              (000)         Date        2007      (Depreciation)
--------------------------------------------------------------------------------
Buy Contracts:
Japanese Yen
settling 5/15/07              24,157      $207,010     $202,540      $(4,470)
Norwegian Kroner
settling 5/14/07                 441        73,286       74,184          898
Swiss Franc
settling 5/14/07                 300       246,163      248,426        2,263
Swiss Franc
settling 5/14/07                  71        58,814       59,121          307

Sale Contracts:
Australian Dollar
settling 5/22/07                 156       122,516      129,141       (6,625)
Australian Dollar
settling 5/22/07                 118        97,592       98,293         (701)
Canadian Dollar
settling 6/14/07                  83        72,929       75,026       (2,097)

--------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Portfolio of Investments
--------------------------------------------------------------------------------

                                                 U.S. $        U.S. $
                                    Contract    Value on      Value at       Unrealized
                                     Amount    Origination    April 30,     Appreciation/
                                     (000)        Date          2007       (Depreciation)
-----------------------------------------------------------------------------------------
Sale Contracts (continued):
Euro Dollar
settling 5/29/07                       1,858   $ 2,485,266   $ 2,537,863     $ (52,597)
Euro Dollar
settling 5/29/07                         302       404,232       412,171        (7,939)
Great British Pound
settling 5/17/07                          46        89,454        92,526        (3,072)
Great British Pound
settling 5/17/07                          67       131,692       133,588        (1,896)
Japanese Yen
settling 5/15/07                   1,247,147    10,642,786    10,456,298       186,488
Korean Won
settling 5/07/07                      92,490        97,460        99,359        (1,899)
Korean Won
settling 5/07/07                   1,161,074     1,240,000     1,247,307        (7,307)
Korean Won
settling 6/25/07                     295,061       318,675       317,297         1,378
Mexican Peso
settling 6/28/07                      47,155     4,281,422     4,291,883       (10,461)
Mexican Peso
settling 6/28/07                       5,844       532,999       531,851         1,148
New Zealand Dollar
settling 6/19/07                         119        88,642        88,198           444
Norwegian Kroner
settling 5/14/07                      37,757     6,096,637     6,348,546      (251,909)
Polish Zloty
settling 6/13/07                       3,998     1,405,295     1,442,711       (37,416)
Swedish Krona
settling 5/23/07                      31,857     4,576,027     4,760,462      (184,435)
Swedish Krona
settling 5/23/07                       2,045       296,714       305,560        (8,846)
Swiss Franc
settling 5/14/07                       2,309     1,889,915     1,914,035       (24,120)

--------------------------------------------------------------------------------
                            ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 19

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

(a) Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $6,400,847.

(b)   Floating Rate Security. Stated interest rate was in effect at April 30,
      2007.

(c)   Variable rate coupon, rate shown as of April 30, 2007.

(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in the transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2007, the aggregate market value of these securities amounted to $2,909,553 or 3.6% of net assets.

      Currency Abbreviations:

      AUD  - Australian Dollar
      BRL  - Brazilian Real
      EUR  - Euro Dollar
      GBP  - Great British Pound
      JPY  - Japanese Yen
      MXN  - Mexican Peso
      NLG  - Dutch Guilder
      NOK  - Norwegian Krone
      NZD  - New Zealand Dollar
      PEN  - Peruvian New Sol
      PLN  - Polish Zloty
      SEK  - Swedish Krona
      TRY  - New Turkish Lira
      US$  - United States Dollar

Glossary:

      CPI  - Consumer Price Index
      MBIA - Municipal Bond Investors Assurance

      See notes to financial statements.

--------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Statement of Assets & Liabilities
--------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
April 30, 2007 (unaudited)

Assets
Investments in securities, at value (cost $78,454,824) .......     $ 79,981,557
Cash .........................................................        1,197,179
Foreign cash, at value (cost $124,212) .......................          120,104
Receivable for capital stock sold ............................        1,992,681
Interest receivable ..........................................        1,026,593
Unrealized appreciation of forward currency
   exchange contracts ........................................          192,926
Receivable for variation margin on futures contracts .........           28,590
                                                                   ------------
Total assets .................................................       84,539,630
                                                                   ------------
Liabilities
Payable for investment securities purchased ..................        1,031,818
Payable for capital stock redeemed ...........................          750,716

Unrealized depreciation of forward currency
   exchange contracts ........................................          605,790
Dividends payable ............................................           48,299
Distribution fee payable .....................................           45,281
Advisory fee payable .........................................           32,977
Administrative fee payable ...................................           27,361
Transfer Agent fee payable ...................................            5,838
Accrued expenses and other liabilities .......................          209,130
                                                                   ------------
Total liabilities ............................................        2,757,210
                                                                   ------------
Net Assets ...................................................     $ 81,782,420
                                                                   ============
Composition of Net Assets
Capital stock, at par ........................................     $      8,939
Additional paid-in capital ...................................      111,204,730
Distributions in excess of net investment income .............          (97,155)
Accumulated net realized loss on investments and
   foreign currency transactions .............................      (30,451,703)
Net unrealized appreciation of investments and
   foreign currency denominated assets and
   liabilities ...............................................        1,117,609
                                                                   ------------
                                                                   $ 81,782,420
                                                                   ============

Net Asset Value Per Share--21 billion shares of capital stock authorized, $.001 par value

                                                     Shares          Net Asset
Class                         Net Assets          Outstanding          Value
--------------------------------------------------------------------------------
A                            $31,403,341           3,432,858           $9.15*
--------------------------------------------------------------------------------
B                            $33,462,379           3,657,244           $9.15
--------------------------------------------------------------------------------
C                            $12,809,958           1,399,876           $9.15
--------------------------------------------------------------------------------
Advisor                      $ 3,894,697             426,027           $9.14
--------------------------------------------------------------------------------
R                            $    23,757               2,602           $9.13
--------------------------------------------------------------------------------
K                            $   177,968              19,498           $9.13
--------------------------------------------------------------------------------
I                            $    10,320               1,130           $9.13
--------------------------------------------------------------------------------

* The maximum offering price per share for Class A shares was $9.56 which reflects a sales charge of 4.25%.

      See notes to financial statements.

--------------------------------------------------------------------------------
                            ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 21

                                                         Statement of Operations
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2007 (unaudited)

Investment Income
Interest ..............................................              $1,938,069
Expenses
Advisory fee ..........................................    195,408
Distribution fee -- Class A ...........................     40,654
Distribution fee -- Class B ...........................    183,597
Distribution fee -- Class C ...........................     55,270
Distribution fee -- Class R ...........................         53
Distribution fee -- Class K ...........................        191
Transfer agency -- Class A ............................     19,373
Transfer agency -- Class B ............................     34,305
Transfer agency -- Class C ............................      8,816
Transfer agency -- Advisor Class ......................      2,258
Transfer agency -- Class R ............................         17
Transfer agency -- Class K ............................        151
Transfer agency -- Class I ............................          2
Custodian .............................................     85,892
Registration fees .....................................     50,525
Administrative ........................................     47,928
Audit .................................................     41,305
Printing ..............................................     24,180
Legal .................................................     23,358
Directors' fees .......................................     15,407
Miscellaneous .........................................      2,993
                                                         ---------
Total expenses ........................................    831,683
Less: expense offset arrangement (see Note B) .........     (3,236)
                                                         ---------
Net expenses ..........................................                 828,447
                                                                     ----------
Net investment income .................................               1,109,622
                                                                     ----------
Realized and Unrealized Gain (Loss) on Investments and
Foreign Currency Transactions
Net realized gain (loss) on:
   Investment transactions ............................               3,958,594
   Futures contracts ..................................                 (50,332)
   Swap contracts .....................................                   3,930
   Foreign currency transactions ......................                 (76,080)
Net change in unrealized
   appreciation/depreciation of:
   Investments ........................................                 783,037
   Futures contracts ..................................                  44,971
   Swap contracts .....................................                  (4,553)
   Foreign currency denominated assets and
      liabilities .....................................                  (7,067)
                                                                     ----------
Net gain on investments and foreign currency
   transactions .......................................               4,652,500
                                                                     ----------
Net Increase in Net Assets from Operations ............              $5,762,122
                                                                     ==========

See notes to financial statements.

--------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                Six Months Ended    Year Ended
                                                 April 30, 2007     October 31,
                                                   (unaudited)         2006
                                                ----------------   -------------
Increase (Decrease) in Net Assets from
Operations
Net investment income .......................    $ 1,109,622       $  3,018,419
Net realized gain on investments and
   foreign currency transactions ............      3,836,112          5,802,862
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities .......        816,388         (4,353,662)
                                                 -----------     --------------
Net increase in net assets from operations ..      5,762,122          4,467,619
Dividends and Distributions to
   Shareholders from:
Net investment income
   Class A ..................................       (448,584)          (932,443)
   Class B ..................................       (469,245)        (1,577,682)
   Class C ..................................       (142,725)          (361,764)
   Advisor Class ............................        (56,316)           (87,749)
   Class R ..................................           (325)              (384)
   Class K ..................................         (2,556)            (1,411)
   Class I ..................................           (186)              (410)
Net realized gains on investments and
   foreign currency transactions
   Class A ..................................             -0-          (610,401)
   Class B ..................................             -0-        (1,423,101)
   Class C ..................................             -0-          (291,305)
   Advisor Class ............................             -0-           (40,818)
   Class R ..................................             -0-              (251)
   Class K ..................................             -0-              (250)
   Class I ..................................             -0-              (249)
Capital Stock Transactions
Net decrease ................................     (2,048,744)       (16,829,166)
                                                 -----------       ------------
Total increase (decrease) ...................      2,593,441        (17,689,765)
                                                 -----------       ------------
Net Assets
Beginning of period .........................     79,188,979         96,878,744
                                                 -----------       ------------
End of period (including distributions in
   excess of net investment income of
   ($97,155) and ($86,840), respectively) ...    $81,782,420       $ 79,188,979
                                                 ===========       ============

See notes to financial statements.

--------------------------------------------------------------------------------
                            ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 23

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
April 30, 2007 (unaudited)

NOTE A
Significant Accounting Policies

AllianceBernstein Global Strategic Income Trust, Inc. (the "Fund"), was incorporated in the State of Maryland on October 25, 1995 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Notes to Financial Statements Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there

--------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Notes to Financial Statements
--------------------------------------------------------------------------------

has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked Notes to Financial Statements prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of

--------------------------------------------------------------------------------
                            ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 25

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among various share classes based on their respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund's average

--------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Notes to Financial Statements
--------------------------------------------------------------------------------

daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .75% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis 1.90%, 2.60%, 2.60%, 1.60%, 2.10%, 1.85% and 1.60%
of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended April 30, 2007, there were no fees waived by the Adviser.

Pursuant to the advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2007, such fees amounted to $47,928.

The Fund compensates AllianceBernstein Investor Services, Inc. ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $18,564 for the six months ended April 30, 2007.

For the six months ended April 30, 2007, the Fund's expenses were reduced by $3,236 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $4,194 from the sale of Class A shares and received $357, $9,659 and $61 in contingent deferred sales charges imposed upon redemption by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2007.

NOTE C
Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to the Class A shares, 1% of the average daily net assets attributable to the Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Class I and Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in

--------------------------------------------------------------------------------
                            ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 27

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

excess of the distribution costs reimbursed by the Fund in the amounts of $8,633,502, $1,635,472, $3,016 and $11,652 for Class B, Class C, Class R and
Class K shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2007, were as follows:

                                         Purchases        Sales
                                        -----------    -----------
Investment securities (excluding
   U.S. government securities) .....    $50,695,423    $42,178,327
U.S. government securities .........     11,111,469      9,464,180

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts and futures contracts) are as follows:

Gross unrealized appreciation .....................    $1,932,842
Gross unrealized depreciation .....................      (406,109)
                                                       ----------
Net unrealized appreciation .......................    $1,526,733
                                                       ==========
1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the future contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

--------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Notes to Financial Statements
--------------------------------------------------------------------------------

2. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

3. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commis-

--------------------------------------------------------------------------------
                            ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 29

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

sions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund's selling or buying a security or currency at a price different from the current market value. For the six months ended April 30, 2007, the Fund had no transactions in written options.

4. Swap Agreements

The Fund may enter into swaps to hedge its exposure to foreign currency interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities or currencies.

As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swaps contracts on the statements of operations. Prior to November 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap pro-

--------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Notes to Financial Statements
--------------------------------------------------------------------------------

vides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At April 30, 2007, the Fund had no Sale Contracts outstanding.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty from which it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Fund had no Buy Contracts outstanding as of April 30, 2007.

5. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the six months ended April 30, 2007, the Fund earned income of $331 from dollar roll transactions.

6. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account

--------------------------------------------------------------------------------
                            ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 31

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

with the custodian containing liquid assets having at least equal to the repurchase price.

For the six months ended April 30, 2007, the Fund had no transactions in reverse repurchase agreements.

NOTE E
Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------

                                      ------------------------------   -------------------------------
                                                  Shares                            Amount
                                      ------------------------------   -------------------------------
                                      Six Months Ended    Year Ended   Six Months Ended    Year Ended
                                        April 30, 2007   October 31,     April 30, 2007    October 31,
                                           (unaudited)          2006        (unaudited)           2006
                                      ----------------------------------------------------------------
Class A
Shares sold                                    623,935       696,820        $ 5,619,632   $  5,993,245
------------------------------------------------------------------------------------------------------
Shares issued in reinvestment
   of dividends and distributions               36,601       130,309            327,083      1,122,142
------------------------------------------------------------------------------------------------------
Shares converted from Class B                  214,886       465,429          1,924,294      4,002,270
------------------------------------------------------------------------------------------------------
Shares redeemed                               (381,508)   (1,139,925)        (3,399,246)    (9,813,690)
------------------------------------------------------------------------------------------------------
Net increase                                   493,914       152,633        $ 4,471,763   $  1,303,967
======================================================================================================

Class B
Shares sold                                    109,793       546,877        $   982,420   $  4,698,801
------------------------------------------------------------------------------------------------------
Shares issued in reinvestment
   of dividends and distributions               33,645       231,207            300,018      1,990,903
------------------------------------------------------------------------------------------------------
Shares converted to Class A                   (214,886)     (465,381)        (1,924,294)    (4,002,270)
------------------------------------------------------------------------------------------------------
Shares redeemed                               (924,679)   (2,496,464)        (8,244,505)   (21,524,182)
------------------------------------------------------------------------------------------------------
Net decrease                                  (996,127)   (2,183,761)       $(8,886,361)  $(18,836,748)
======================================================================================================

Class C
Shares sold                                    289,827       323,484        $ 2,624,823   $  2,783,250
------------------------------------------------------------------------------------------------------
Shares issued in reinvestment
   of dividends and distributions                8,851        45,395             79,012        390,876
------------------------------------------------------------------------------------------------------
Shares redeemed                               (178,522)     (409,063)        (1,590,274)    (3,520,597)
------------------------------------------------------------------------------------------------------
Net increase (decrease)                        120,156       (40,184)       $ 1,113,561   $   (346,471)
======================================================================================================


32 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Notes to Financial Statements
--------------------------------------------------------------------------------

                                      ------------------------------   ------------------------------
                                                  Shares                            Amount
                                      ------------------------------   ------------------------------
                                      Six Months Ended    Year Ended   Six Months Ended    Year Ended
                                        April 30, 2007   October 31,     April 30, 2007   October 31,
                                           (unaudited)          2006        (unaudited)          2006
                                      ---------------------------------------------------------------
Advisor Class
Shares sold                                    169,487       134,901         $1,508,685    $1,156,809
------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of
   dividends and distributions                   5,880        13,698             52,645       117,797
------------------------------------------------------------------------------------------------------
Shares redeemed                                (38,658)      (42,464)          (340,358)     (364,555)
------------------------------------------------------------------------------------------------------
Net increase                                   136,709       106,135         $1,220,972    $  910,051
======================================================================================================

Class R
Shares sold                                        436         1,161         $    3,931    $    9,974
------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of
   dividends and distributions                      19             3                171            23
------------------------------------------------------------------------------------------------------
Shares redeemed                                   (158)           -0-            (1,398)           (3)
------------------------------------------------------------------------------------------------------
Net increase                                       297         1,164         $    2,704    $    9,994
======================================================================================================

Class K
Shares sold                                      7,350        15,110         $   66,733    $  129,119
------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of
   dividends and distributions                     267           107              2,380           922
------------------------------------------------------------------------------------------------------
Shares redeemed                                 (4,474)          -0-            (40,496)           -0-
------------------------------------------------------------------------------------------------------
Net increase                                     3,143        15,217         $   28,617    $  130,041
======================================================================================================

Class I
Shares sold                                         -0-           -0-        $       -0-   $       -0-
------------------------------------------------------------------------------------------------------
Shares redeemed                                     -0-           -0-                -0-           -0-
------------------------------------------------------------------------------------------------------
Net increase                                        -0-           -0-        $       -0-   $       -0-
======================================================================================================

--------------------------------------------------------------------------------

NOTE F
Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities

--------------------------------------------------------------------------------
                            ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 33

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

(commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2007.

NOTE H
Distributions to Shareholders

The tax character of distributions to be paid for the fiscal year ending October 31, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2006 and October 31, 2005 were as follows:

                                                             2006        2005
                                                         ----------   ----------
Distributions paid from:
   Ordinary income ...................................   $5,328,218   $4,758,474
                                                         ----------   ----------
Total taxable distributions ..........................    5,328,218    4,758,474
                                                         ----------   ----------
Total distributions paid .............................   $5,328,218   $4,758,474
                                                         ==========   ==========

--------------------------------------------------------------------------------
34 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Notes to Financial Statements
--------------------------------------------------------------------------------

As of October 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses ........................   $(34,746,525)(a)
Unrealized appreciation/(depreciation) ......................        727,682(b)
                                                                ------------
Total accumulated earnings/(deficit) ........................   $(34,018,843)(c)
                                                                ============

(a) On October 31, 2006 the Fund had a net capital loss carryforward of $34,321,565 of which $10,500,394 expires in the year 2009 and $23,821,171 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $5,032,947. For the year ended October 31, 2006, the cumulative deferred loss on straddles was $424,960.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swap income, the realization for tax purposes of gains/losses on certain derivative instruments, and the difference between book and tax amortization methods for premium.

(c) The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable primarily to dividends payable.

NOTE I
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

      (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

--------------------------------------------------------------------------------
                            ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 35

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

      (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

      (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

--------------------------------------------------------------------------------
36 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Notes to Financial Statements
--------------------------------------------------------------------------------

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and

--------------------------------------------------------------------------------
                            ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 37

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants' petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with Notes to Financial Statements the West Virginia Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs'

--------------------------------------------------------------------------------
38 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Notes to Financial Statements
--------------------------------------------------------------------------------

claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal, which was subsequently withdrawn subject to plaintiffs' right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J
Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

--------------------------------------------------------------------------------
                            ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 39

                                                            Financial Highlights
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                          -------------------------------------------------------------------------
                                                                          Class A
                                          -------------------------------------------------------------------------

                                           Six Months
                                                Ended
                                            April 30,                        Year Ended October 31,
                                                 2007       --------------------------------------------------------
                                          (unaudited)        2006           2005     2004(a)        2003     2002(b)
                                          --------------------------------------------------------------------------
Net asset value, beginning of period ..       $  8.62       $  8.70       $  8.63   $  8.65       $  7.75   $  8.43
                                          --------------------------------------------------------------------------
Income From Investment Operations
Net investment income(c) ..............           .14           .34           .39       .48(d)        .55       .63
Net realized and unrealized gain
   (loss) on investment and foreign
   currency transactions ..............           .54           .14           .09       .02           .93      (.67)
                                          --------------------------------------------------------------------------
Net increase (decrease) in net
   asset value from operations ........           .68           .48           .48       .50          1.48      (.04)
                                          --------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net investment income ..          (.15)         (.34)         (.41)     (.52)         (.29)     (.52)
Distributions from net realized
   gains on investment and foreign
   currency transactions ..............            -0-         (.22)           -0-       -0-           -0-       -0-
Tax return of capital .................            -0-           -0-           -0-       -0-         (.29)     (.12)
                                          --------------------------------------------------------------------------
Total dividends and distributions .....          (.15)         (.56)         (.41)     (.52)         (.58)     (.64)
                                          --------------------------------------------------------------------------
Net asset value, end of period ........       $  9.15       $  8.62       $  8.70   $  8.63       $  8.65   $  7.75
                                          ==========================================================================
Total Return
Total investment return based on
   net asset value(e) .................          7.89%         5.61%         5.67%     5.89%        19.57%     (.50)%
Ratios/Supplemental Data
Net assets, end of period (000's
   omitted) ...........................       $31,403       $25,348       $24,250   $29,465       $37,043   $38,631
Ratio to average net assets of:
   Expenses, net of
     waivers/reimbursements ...........          1.68%(f)      1.78%(g)      1.54%     1.43%         1.60%     1.53%
   Expenses, before
     waivers/reimbursements ...........          1.68%(f)      1.78%(g)      1.54%     1.60%         1.60%     1.53%
   Expenses, before waivers/
     reimbursements excluding
     interest expense .................          1.68%(f)      1.72%(g)      1.54%     1.60%         1.60%     1.53%
   Net investment income ..............          3.28%(f)      3.93%(g)      4.65%     5.83%(d)      6.50%     7.71%
Portfolio turnover rate ...............            69%          169%           98%      106%          155%      268%

See footnote summary on page 47.

--------------------------------------------------------------------------------
40 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Financial Highlights
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                          ---------------------------------------------------------------------------
                                                                         Class B
                                          ---------------------------------------------------------------------------
                                           Six Months
                                                Ended
                                            April 30,                       Year Ended October 31,
                                                 2007   --------------------------------------------------------------
                                          (unaudited)          2006          2005   2004(a)          2003     2002(b)
                                          ----------------------------------------------------------------------------
Net asset value,
   beginning of period ................       $  8.63       $  8.70       $  8.63   $  8.65       $   7.74   $   8.42
                                          ----------------------------------------------------------------------------
Income From Investment Operations
Net investment income(c) ..............           .11           .28           .32       .41(d)         .48        .57
Net realized and unrealized gain
   (loss) on investment and foreign
   currency transactions ..............           .52           .14           .10       .02            .95       (.67)
                                          ----------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from operations ....           .63           .42           .42       .43           1.43       (.10)
                                          ----------------------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment
   income .............................          (.11)         (.27)         (.35)     (.45)          (.27)      (.47)
Distributions from net realized
   gains on investment and
   foreign currency transactions ......            -0-         (.22)           -0-       -0-            -0-        -0-
Tax return of capital .................            -0-           -0-           -0-       -0-          (.25)      (.11)
                                          ----------------------------------------------------------------------------
Total dividends and distributions .....          (.11)         (.49)         (.35)     (.45)          (.52)      (.58)
                                          ----------------------------------------------------------------------------
Net asset value, end of period ........       $  9.15       $  8.63       $  8.70   $  8.63       $   8.65   $   7.74
                                          ============================================================================
Total Return
Total investment return based
   on net asset value(e) ..............          7.37%         4.96%         4.92%     5.13%         18.89%     (1.23)%
Ratios/Supplemental Data
Net assets, end of period (000's
   omitted) ...........................       $33,462       $40,136       $59,513   $84,385       $115,414   $117,529
Ratio to average net assets of:
   Expenses, net of
      waivers/reimbursements ..........          2.43%(f)      2.50%(g)      2.25%     2.15%          2.31%      2.24%
   Expenses, before
      waivers/reimbursements ..........          2.43%(f)      2.50%(g)      2.25%     2.32%          2.31%      2.24%
   Expenses, before waivers/
      reimbursements excluding
      interest expense ................          2.43%(f)      2.45%(g)      2.25%     2.32%          2.31%      2.24%
   Net investment income ..............          2.53%(f)      3.24%(g)      3.94%     5.12%(d)       5.83%      7.02%
Portfolio turnover rate ...............            69%          169%           98%      106%           155%       268%

See footnote summary on page 47.

--------------------------------------------------------------------------------
                            ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 41

                                                            Financial Highlights
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                            ----------------------------------------------------------------------
                                                                                         Class C
                                                            ----------------------------------------------------------------------
                                                             Six Months
                                                                  Ended
                                                              April 30,                   Year Ended October 31,
                                                                   2007     ------------------------------------------------------
                                                            (unaudited)        2006         2005   2004(a)        2003   2002(b)
                                                            ----------------------------------------------------------------------
Net asset value, beginning of period ....................       $  8.63     $  8.71      $  8.64   $  8.65     $  7.75   $  8.43
                                                            ----------------------------------------------------------------------
Income From Investment Operations
Net investment income(c) ................................           .11         .28          .33       .40(d)      .50       .57
Net realized and unrealized gain (loss) on investment
   and foreign currency transactions ....................           .52         .14          .09       .04         .92      (.67)
                                                            ----------------------------------------------------------------------
Net increase (decrease) in net asset value from
   operations ...........................................           .63         .42          .42       .44        1.42      (.10)
                                                            ----------------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ....................          (.11)       (.28)        (.35)     (.45)       (.28)     (.47)
Distributions from net realized gains on investment
   and foreign currency transactions ....................           -0-        (.22)         -0-       -0-         -0-       -0-
Tax return of capital ...................................           -0-         -0-          -0-       -0-        (.24)     (.11)
                                                            ----------------------------------------------------------------------
Total dividends and distributions .......................          (.11)       (.50)        (.35)     (.45)       (.52)     (.58)
                                                            ----------------------------------------------------------------------
Net asset value, end of period ..........................       $  9.15     $  8.63      $  8.71   $  8.64     $  8.65   $  7.75
                                                            ======================================================================
Total Return
Total investment return based on net asset value(e) .....          7.39%       4.86%        4.93%     5.25%      18.74%    (1.22)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...............       $12,810     $11,040      $11,492   $14,094     $21,175   $20,113
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements ..............          2.40%(f)    2.49%(g)     2.25%     2.14%       2.30%     2.23%
   Expenses, before waivers/reimbursements ..............          2.40%(f)    2.49%(g)     2.25%     2.31%       2.30%     2.23%
   Expenses, before waivers/ reimbursements excluding
      interest expense ..................................          2.40%(f)    2.44%(g)     2.25%     2.31%       2.30%     2.23%
   Net investment income ................................          2.56%(f)    3.22%(g)     3.94%     5.14%(d)    5.81%     7.00%
Portfolio turnover rate .................................            69%        169%          98%      106%        155%      268%

See footnote summary on page 47.

--------------------------------------------------------------------------------
42 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Financial Highlights
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                            ----------------------------------------------------------------------
                                                                                         Advisor Class
                                                            ----------------------------------------------------------------------
                                                             Six Months
                                                                  Ended
                                                              April 30,                   Year Ended October 31,
                                                                   2007     ------------------------------------------------------
                                                            (unaudited)        2006         2005   2004(a)        2003   2002(b)
                                                            ----------------------------------------------------------------------
Net asset value, beginning of period ....................        $ 8.62      $ 8.70       $ 8.63     $8.65      $ 7.74    $ 8.43
                                                            ----------------------------------------------------------------------
Income From Investment Operations
Net investment income(c) ................................           .16         .36          .47       .47(d)      .57       .65
Net realized and unrealized gain (loss) on investment
   and foreign currency transactions ....................           .52         .14          .04       .05         .95      (.67)
                                                            ----------------------------------------------------------------------
Net increase (decrease) in net asset value from
   operations ...........................................           .68         .50          .51       .52        1.52      (.02)
                                                            ----------------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ....................          (.16)       (.36)        (.44)     (.54)       (.34)     (.54)
Distributions from net realized gains on investment
   and foreign currency transactions ....................           -0-        (.22)         -0-       -0-         -0-       -0-
Tax return of capital ...................................           -0-         -0-          -0-       -0-        (.27)     (.13)
                                                            ----------------------------------------------------------------------
Total dividends and distributions .......................          (.16)       (.58)        (.44)     (.54)       (.61)     (.67)
                                                            ----------------------------------------------------------------------
Net asset value, end of period ..........................        $ 9.14      $ 8.62       $ 8.70     $8.63      $ 8.65    $ 7.74
                                                            ======================================================================
Total Return
Total investment return based on net asset value(e) .....          7.94%       5.94%        6.01%     6.21%      20.10%     (.31)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...............        $3,895      $2,494       $1,594     $ 900      $1,483    $1,358
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements ..............          1.38%(f)    1.49%(g)     1.26%     1.13%       1.30%     1.24%
   Expenses, before waivers/reimbursements ..............          1.38%(f)    1.49%(g)     1.26%     1.30%       1.30%     1.24%
   Expenses, before waivers/ reimbursements excluding
     interest expense ...................................          1.38%(f)    1.44%(g)     1.26%     1.30%       1.30%     1.24%
   Net investment income ................................          3.59%(f)    4.17%(g)     4.93%     6.15%(d)    6.84%     8.08%
Portfolio turnover rate .................................            69%        169%          98%      106%        155%      268%

See footnote summary on page 47.

--------------------------------------------------------------------------------
                            ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 43

                                                            Financial Highlights
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                               ---------------------------------------------------
                                                                                                     Class R
                                                                               ---------------------------------------------------
                                                                                Six Months
                                                                                     Ended              Year          March 1,
                                                                                 April 30,             Ended        2005(h) to
                                                                                      2007       October 31,       October 31,
                                                                               (unaudited)              2006              2005
                                                                               ---------------------------------------------------
Net asset value, beginning of period ......................................          $8.61             $8.69             $8.85
                                                                               ---------------------------------------------------
Income From Investment Operations
Net investment income(c) ..................................................            .13               .31               .25
Net realized and unrealized gain (loss) on investment and
   foreign currency investment transactions ...............................            .53               .14              (.15)
                                                                               ---------------------------------------------------
Net increase in net asset value from operations ...........................            .66               .45               .10
                                                                               ---------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ......................................           (.14)             (.31)             (.26)
Distributions from net realized gains on investment and foreign
   currency transactions ..................................................            -0-              (.22)              -0-
                                                                               ---------------------------------------------------
Total dividends and distributions .........................................           (.14)             (.53)             (.26)
                                                                               ---------------------------------------------------
Net asset value, end of period ............................................          $9.13             $8.61             $8.69
                                                                               ===================================================
Total Return
Total investment return based on net asset value(e) .......................           7.70%             5.32%             1.17%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .................................          $  24             $  20             $  10
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements ................................           1.90%(f)          2.03%(g)          1.94%(f)
   Expenses, before waivers/reimbursements ................................           1.90%(f)          2.03%(g)          1.94%(f)
   Expenses, before waivers/reimbursements excluding interest expense .....           1.90%(f)          1.98%(g)          1.94%(f)
   Net investment income ..................................................           3.08%(f)          3.64%(g)          4.25%(f)
Portfolio turnover rate ...................................................             69%              169%               98%

See footnote summary on page 47.

--------------------------------------------------------------------------------
44 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Financial Highlights
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                               --------------------------------------------------
                                                                                                     Class K
                                                                               ---------------------------------------------------
                                                                                Six Months
                                                                                     Ended              Year          March 1,
                                                                                 April 30,             Ended        2005(h) to
                                                                                      2007       October 31,       October 31,
                                                                               (unaudited)              2006              2005
                                                                               ---------------------------------------------------
Net asset value, beginning of period ......................................          $8.61             $8.69             $8.85
                                                                               ---------------------------------------------------
Income From Investment Operations
Net investment income(c) ..................................................            .14               .29               .27
Net realized and unrealized gain (loss) on investment and
   foreign currency investment transactions ...............................            .53               .19              (.15)
                                                                               ---------------------------------------------------
Net increase in net asset value from operations ...........................            .67               .48               .12
                                                                               ---------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ......................................           (.15)             (.34)             (.28)
Distributions from net realized gains on investment and
   foreign currency transactions ..........................................            -0-              (.22)              -0-
                                                                               ---------------------------------------------------
Total dividends and distributions .........................................           (.15)             (.56)             (.28)
                                                                               ---------------------------------------------------
Net asset value, end of period ............................................          $9.13             $8.61             $8.69
                                                                               ===================================================
Total Return
Total investment return based on net asset value(e) .......................           7.80%             5.61%             1.36%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .................................          $ 178             $ 141             $  10
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements ................................           1.69%(f)          1.80%(g)          1.63%(f)
   Expenses, before waivers/reimbursements ................................           1.69%(f)          1.80%(g)          1.63%(f)
   Expenses, before waivers/reimbursements excluding interest expense .....           1.69%(f)          1.75%(g)          1.63%(f)
   Net investment income ..................................................           3.29%(f)          3.63%(g)          4.55%(f)
Portfolio turnover rate ...................................................             69%              169%               98%

See footnote summary on page 47.

--------------------------------------------------------------------------------
                            ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 45

                                                            Financial Highlights
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                               ---------------------------------------------------
                                                                                                     Class I
                                                                               ---------------------------------------------------
                                                                                Six Months
                                                                                     Ended              Year          March 1,
                                                                                 April 30,             Ended        2005(h) to
                                                                                      2007       October 31,       October 31,
                                                                               (unaudited)              2006              2005
                                                                               ---------------------------------------------------
Net asset value, beginning of period ......................................          $8.61             $8.69             $8.85
                                                                               ---------------------------------------------------
Income From Investment Operations
Net investment income(c) ..................................................            .16               .37               .29
Net realized and unrealized gain (loss) on investment and
   foreign currency investment transactions ...............................            .53               .14              (.15)
                                                                               ---------------------------------------------------
Net increase in net asset value from operations ...........................            .69               .51               .14
                                                                               ---------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ......................................           (.17)             (.37)             (.30)
Distributions from net realized gains on investment and foreign currency
   transactions ...........................................................            -0-              (.22)              -0-
                                                                               ---------------------------------------------------
Total dividends and distributions .........................................           (.17)             (.59)             (.30)
                                                                               ---------------------------------------------------
Net asset value, end of period ............................................          $9.13             $8.61             $8.69
                                                                               ===================================================
Total Return
Total investment return based on net asset value(e) .......................           8.03%             5.95%             1.58%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .................................          $  10             $  10             $  10
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements ................................           1.27%(f)          1.46%(g)          1.30%(f)
   Expenses, before waivers/reimbursements ................................           1.27%(f)          1.46%(g)          1.30%(f)
   Expenses, before waivers/reimbursements excluding interest expense .....           1.27%(f)          1.41%(g)          1.30%(f)
   Net investment income ..................................................           3.71%(f)          4.25%(g)          4.88%(f)
Portfolio turnover rate ...................................................             69%              169%               98%

See footnote summary on page 47.

--------------------------------------------------------------------------------
46 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Financial Highlights
--------------------------------------------------------------------------------

(a) As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended October 31, 2004, was to decrease net investment income per share by $0.001 for Class A, B, C, and Advisor Class and increase net realized and unrealized gain (loss) on investment transactions per share by $0.001 for Class A, B, C, and Advisor Class. Consequently, the ratios of net investment income to average net assets were decreased by 0.20% for Class A, B, C and Advisor Class, respectively.

(b) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.03, decrease net realized and unrealized loss on investments per share by $.03 for Class A, B, C and Advisor Class, respectively, and decrease the ratio of net investment income to average net assets from 8.03% to 7.71% for Class A, from 7.34% to 7.02% for Class B, from 7.32% to 7.00% for Class C and from 8.40% to 8.08% for Advisor Class. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(c)   Based on average shares outstanding.

(d)   Net of waivers/reimbursement by the Adviser.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of the total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)   Annualized.

(g)   The ratio includes expenses attributable to costs of proxy solicitation.

(h)   Commencement of distributions.

--------------------------------------------------------------------------------
                            ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 47

                                                              Board of Directors
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President and Chief Executive Officer
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner(1)
Earl D. Weiner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon, Vice President
Gershon Distenfeld, Vice President
Michael L. Mon, Vice President
Douglas J. Peebles, Vice President
Matthew S. Sheridan, Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian

Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein
Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1) Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

(2) The management of and investment decisions for the Fund's portfolio are made by the Global Fixed Income Investment Team and the Global Credit Investment Team. Mr.Douglas J. Peebles, Mr. Paul J. DeNoon, Mr. Gershon Distenfeld, Mr. Michael L. Mon and Mr. Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio.

--------------------------------------------------------------------------------
48 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Information Regarding the Review and Approval of the Fund's Advisory Agreement

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on October 31-November 2, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in three private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

      1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

      2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

      3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

--------------------------------------------------------------------------------
                            ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 49

      4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

      5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

      6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

      7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund;

      8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

      9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

      10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Fund;

      11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Fund;

      12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

      13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

      14.   the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the overall

--------------------------------------------------------------------------------
50 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex.

--------------------------------------------------------------------------------
                            ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 51

The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues and expenses indicating the profitability of the Fund to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Fund's 12b-1 plan and retains a portion of such 12b-1 fees, and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in

--------------------------------------------------------------------------------
52 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST that connection, and that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's affiliates did not receive the benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed a report prepared by Lipper showing performance of the Class A Shares of the Fund as compared to a group of 10 to 6 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 30 to 17 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended June 30, 2006 over the 1-, 3-, 5- and 10-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Fund as compared to the Lehman Brothers Global Aggregate Bond Index (USD hedged) (the "Index") for periods ended June 30, 2006 over the year to date, 1-, 3-, 5- and 10-year and since inception periods (January 1996 inception). The directors noted that in the Performance Group and Performance Universe comparisons the Fund was in the 1st quintile in the 1-year period, 4th quintile in the 3-year period, 5th quintile in the 5-year period and 2nd quintile in the 10-year period. The comparative information showed that the Fund outperformed the Index in all periods reviewed. Based on their review, the directors concluded that the Fund's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Fund. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products managed by it that have a substantially similar investment style as the Fund. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Fund had breakpoints at much lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate that would be significantly lower than that in the Fund's Advisory

--------------------------------------------------------------------------------
                            ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 53

Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Fund's investment classification/ objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Fund's at approximate current size contractual effective fee rate of 50 basis points was materially lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was 8 basis points and that the Adviser's total compensation from the Fund pursuant to the Advisory Agreement was slightly lower than the Expense Group median. The directors also noted that the Fund's total expense ratio, which had been capped by the Adviser (although the expense ratio was currently materially lower than the cap), was significantly higher than the Expense Group and Expense Universe

--------------------------------------------------------------------------------
54 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST medians.The directors noted that the Fund's expense ratio was adversely impacted by its relatively small size (net assets of less than $85 million as of June 30, 2006) and that the Adviser had recently reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds. The directors concluded that the Fund's expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.

--------------------------------------------------------------------------------
                            ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 55

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and the AllianceBernstein Global Strategic Income Trust, Inc. (the "Fund").(2) The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

      1. Advisory fees charged to institutional and other clients of the Adviser for like services;

      2. Advisory fees charged by other mutual fund companies for like services;

      3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

      4. Profit margins of the Adviser and its affiliates from supplying such services;

      5.    Possible economies of scale as the Fund grows larger; and

      6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in

1 It should be noted that the information in the fee summary was completed on October 23, 2006 and presented to the Board of Directors on October 31-November 2, 2006.

2 Future references to the Fund do not include "AllianceBernstein." References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

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56 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST
consideration of the Adviser's settlement with the NYAG in December 2003 is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.(3)

                  Advisory Fee Based       Net Assets
                   on % of Average          09/30/06
Category          Daily Net Assets           ($MIL)            Fund
--------------------------------------------------------------------------
High Income   50 bp on 1st $2.5 billion      $81.4      Global Strategic
              45 bp on next $2.5 billion                Income Trust, Inc.
              40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund's most recently completed fiscal year, the Adviser received $93,000 (0.08% of the Fund's average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund's total operating expenses to the degree necessary to limit the Fund's expense ratios to the amounts set forth below for the Fund's current fiscal year, although it should be noted that the Fund was operating below its expense cap for the most recent semi-annual period. Accordingly, the Fund's expense limitation was of no effect. The waiver is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice. In addition, set forth below are the Fund's gross expense ratios as of the Fund's most recent semi-annual period:

                          Expense Cap Pursuant to     Gross       Fiscal
                            Expense Limitation       Expense       Year
Fund                           Undertaking           Ratio(4)      End
--------------------------------------------------------------------------
Global Strategic Income     Advisor      1.60%        1.51%     October 31
Trust, Inc.                 Class A      1.90%        1.79%
                            Class B      2.60%        2.52%
                            Class C      2.60%        2.51%
                            Class R      2.10%        2.10%
                            Class K      1.85%        1.79%
                            Class I      1.60%        1.46%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the

3 Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.

4     Annualized.

--------------------------------------------------------------------------------
                            ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 57

Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.(5) In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had

5 The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts that are similar in investment style as the Fund, which opened in the last three years. Discounts that are negotiated vary based upon each client relationship.

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58 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST
the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund's advisory fees based on September 30, 2006 net assets.

                    Net Assets   AllianceBernstein ("AB")   Effective     Fund
                     09/30/06     Institutional ("Inst.")    AB Inst.   Advisory
Fund                  ($MIL)           Fee Schedule          Adv. Fee     Fee
--------------------------------------------------------------------------------
Global Strategic      $81.4     Global Plus Fixed Income      0.348%     0.500%
Income Trust, Inc.              Schedule
                                50 bp on 1st $20 million
                                35 bp on next $20 million
                                30 bp on next $20 million
                                25 bp on the balance
                                Minimum Account Size: $20 m

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a somewhat similar investment style as the Fund:(6)

Fund                                     AVPS Portfolio              Fee Schedule
----------------------------------------------------------------------------------------
Global Strategic Income Trust, Inc.  Global Bond Portfolio   0.50% on first $2.5 billion
                                                             0.40% on next $2.5 billion
                                                             0.35% on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Global Bond, a Luxembourg fund, which has a somewhat similar investment style as the Fund:

Fund                                                               Fee(7)
--------------------------------------------------------------------------------
Global Strategic Income / Global Bond
     Class A                                                        1.10%
     Class I (Institutional)                                        0.55%

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee to compensate the Adviser for investment advisory as well as fund accounting and administrative

6 It should be noted that AVPS was affected by the settlement between the Adviser and the NYAG.

7 Class A shares of the fund are charged an "all-in" fee, which covers investment advisory services and distribution related services.

--------------------------------------------------------------------------------
                            ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 59
related services. The fee schedules of the ACITM mutual funds that have a somewhat similar investment style as the Fund are as follows:

Fund                                  ACITM Mutual Fund                 Fee
-------------------------------------------------------------------------------------------
Global Strategic Income Trust,Inc.    Global Income Fund    0.75%

                                      Global High Income    0.70% on first (Y)30 billion(8)
                                      A / B                 0.60% on next (Y)20 billion
                                                            0.50% on next (Y)450 billion
                                                            0.45% thereafter

                                      Global Bond Fund      0.54%

The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as the Fund.

II.   MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed advisory fee relative to the median of the Fund's Lipper Expense Group ("EG")(9) at the approximate current asset level of the Fund.(10)

Lipper describes an EG as a representative sample of comparable funds. Lipper's standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size)

8 The current Japanese Yen - U.S. dollar currency exchange rate is (Y)118.15 per $1. At that currency exchange rate, (Y)30 billion would be equivalent to approximately $254 million. (Y)20 billion would be equivalent to approximately $169 million. (Y)450 billion would be equivalent to approximately $3.808 billion.

9 It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10 The contractual management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.

--------------------------------------------------------------------------------
60 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

                                      Contractual       Lipper
                                       Management    Expense Group
Fund                                    Fee(11)          Median          Rank
--------------------------------------------------------------------------------
Global Strategic Income Trust, Inc.       0.500           0.590          2/10

Lipper also compared the Fund's most recently completed fiscal year total expense ratio to the medians of the Fund's EG and Lipper Expense Universe ("EU"). The EU1(2) is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

                                      Lipper               Lipper
                          Expense    Expense               Expense
                           Ratio      Group               Universe
Fund                      (%)(13)   Median (%)   Rank     Median (%)   Rank
-------------------------------------------------------------------------------
Global Strategic Income
Trust, Inc.                1.546      1.183      10/10      1.100      25/25

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

11 The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any management fee waivers for expense caps that would effectively reduce the actual contractual management fee.

12 Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13    Most recently completed fiscal year Class A share total expense ratio.

--------------------------------------------------------------------------------
                            ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 61

IV.   PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
      SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser's profitability from providing investment advisory services to the Fund decreased during calendar year 2005, relative to 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship provided the affiliates' charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges ("CDSC").

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(14) During the Fund's most recently completed fiscal year, ABI received from the Fund $3,061, $933,507 and $82,060 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an

14 ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.

--------------------------------------------------------------------------------
62 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the Fund's most recently completed fiscal year, ABIS received $74,566 in fees from the Fund.(15)

V.    POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedules being proposed reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, economists, who have written on this subject, had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among economists as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets were to exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

15 The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then the transfer agent's account to the Fund's account. During the Fund's most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $736 under the offset agreement between the Portfolio and ABIS.

--------------------------------------------------------------------------------
                            ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 63

The information below shows the 1, 3, 5, 10 year performance returns and rankings of the Fund(16) relative to the Fund's Lipper Performance Group ("PG") and Lipper Performance Universe ("PU")(17) for the periods ended June 30, 2006.(18)

                Fund Return   PG Median   PU Median   PG Rank   PU Rank
1 year             3.70          1.76        1.91       1/10      3/30
3 year             5.12          5.34        6.02       6/8      20/26
5 year             6.44          7.35        7.87       8/8      23/25
10 year            7.11          6.37        6.44       2/6       6/17

Set forth below are the 1, 3, and 5 year and since inception performance returns of the Fund (in bold) versus its benchmark:(19)

                                             Periods Ending June 30, 2006
                                               Annualized Performance
--------------------------------------------------------------------------------
                                          1      3      5     10      Since
Funds                                   Year   Year   Year   Year   Inception
--------------------------------------------------------------------------------
Global Strategic Income Trust, Inc.     3.70   5.12   6.44   7.11     7.50
Lehman Brothers Global Aggregate
  Bond Index (USD hedged)              -0.07   2.71   4.69   6.41     6.13

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 1, 2006

16 The performance returns and rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund that is shown was provided by the Adviser. Lipper maintains its own database that includes the Fund's performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser's own performance returns of the Fund to be different from Lipper. To maintain consistency in this evaluation, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

17 The Fund's PG is identical to the Fund's EG. The Fund's PU is not identical to the Fund's EU. In addition to outliers, funds with negative management fees are excluded from EUs but not necessarily from PUs.

18 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund may have had a different investment classification/objective at different points in time.

19 The Adviser provided fund and benchmark performance return information for periods through June 30, 2006.

--------------------------------------------------------------------------------
64 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

AllianceBernstein Family of Funds
--------------------------------------------------------------------------------

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE
FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------------------------------------------
Wealth Strategies Funds
--------------------------------------------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------------------------------------------
Blended Style Funds
-------------------------------------------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------------------------------------------
Growth Funds
--------------------------------------------------------------------------------

Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------------------------------------------
Value Funds
--------------------------------------------------------------------------------

Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Small/Mid Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Real Estate Investment Fund*
Global Value Fund
International Value Fund

--------------------------------------------------------------------------------
Taxable Bond Funds
--------------------------------------------------------------------------------
Global Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------------------------------------------
Municipal Bond Funds
--------------------------------------------------------------------------------
National                 Michigan
Insured National         Minnesota
Arizona                  New Jersey
California               New York
Insured California       Ohio
Florida                  Pennsylvania
Massachusetts            Virginia

--------------------------------------------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------
All-Market Advantage Fund
AllianceBernstein Global High Income Fund*
AllianceBernstein Income Fund*
AllianceBernstein National Municipal Income Fund*
ACM Managed Dollar Income Fund
ACM Managed Income Fund
California Municipal Income Fund
New York Municipal Income Fund
The Spain Fund

--------------------------------------------------------------------------------
Retirement Strategies Funds
--------------------------------------------------------------------------------
2000 Retirement Strategy   2015 Retirement Strategy   2030 Retirement Strategy
2005 Retirement Strategy   2020 Retirement Strategy   2035 Retirement Strategy
2010 Retirement Strategy   2025 Retirement Strategy   2040 Retirement Strategy
                                                      2045 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

* Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
                            ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 65

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST
1345 Avenue of the Americas
New York, NY 10105
(800)221-5672

      [LOGO]
ALLIANCE BERNSTEIN
   Investments

GSIT-0152-0407




ITEM 2.        CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.


ITEM 3.        AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.


ITEM 4.        PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.


ITEM 5.        AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.


ITEM 6.        SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 8.        PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.


ITEM 10.       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.


ITEM 11.       CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.       EXHIBITS.

The following exhibits are attached to this Form N-CSR:


EXHIBIT NO.    DESCRIPTION OF EXHIBIT

12 (b) (1)     Certification of Principal Executive Officer Pursuant to
               Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)     Certification of Principal Financial Officer Pursuant to
               Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
               Sarbanes-Oxley Act of 2002




SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Global Strategic Income Trust, Inc.

By:        /s/ Marc O. Mayer
           -----------------
           Marc O. Mayer
           President

Date:      June 29, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:        /s/ Marc O. Mayer
           -----------------
           Marc O. Mayer
           President

Date:      June 29, 2007

By:        /s/ Joseph J. Mantineo
           ----------------------
           Joseph J. Mantineo
           Treasurer and Chief Financial Officer

Date:      June 29, 2007